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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 1998


                         American General Corporation
              (Exact name of registrant as specified in charter)


      Texas                          1-7981                  74-0483432
  (State or other              (Commission File             (IRS Employer
  jurisdiction of                   Number)                Identification
   incorporation)                                              Number)



   2929 Allen Parkway, Houston, Texas                       77019-2155
 (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code: (713) 522-1111


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

                         American General Corporation


Item 5. Other Events.
        -------------


Effective December 31, 1997, American General Corporation adopted Statement of Financial Accounting Standards 128, "Earnings per Share," which changed certain requirements for computing and disclosing earnings per share, retroactive for all periods presented. Diluted earnings per share computed under the new standard is the same as fully diluted earnings per share computed under the previous rules for 1997, 1996, 1994, and 1993, and $.01 higher for 1995.

Basic earnings per share is computed by dividing earnings available to common shareholders by average common shares outstanding. Diluted earnings per share is computed assuming the conversion or exercise of dilutive convertible preferred securities and stock options outstanding during the period.

Filed herein on pages 2-5 are the unaudited earnings per share calculations of American General Corporation under the SFAS 128 requirements for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, and for the quarters ended December 31, September 30, June 30, and March 31, 1997, 1996, and 1995.

                         American General Corporation
                       Calculation of Earnings Per Share
                       (In millions, except share data)
                                 (Unaudited)

                                                                                 For the Years Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                    1997         1996         1995         1994          1993
                                                                 -----------  -----------  -----------  -----------   -----------
Basic:
  Net income available to common stock:
    Income before cumulative effect of accounting changes        $       542  $       653  $       650   $      609   $       347
    Less: Net dividends on convertible preferred stock                    (6)          (5)           -            -             -
                                                                 -----------  -----------  -----------   ----------   -----------
    Income before cumulative effect of accounting changes
     available to common stock                                           536          648          650          609           347
    Cumulative effect of accounting changes                                -            -            -            -          (169)
                                                                 -----------  -----------  -----------  -----------   -----------
     Net income available to common stock                        $       536  $       648  $       650  $       609   $       178
                                                                 ===========  ===========  ===========  ===========   ===========
  Average shares outstanding                                     242,068,777  242,853,420  242,797,805  247,023,309   253,612,007
                                                                 ===========  ===========  ===========  ===========   ===========
  Basic net income per share:
    Income before cumulative effect of accounting changes        $      2.21  $      2.67  $      2.68  $      2.47   $      1.37
    Cumulative effect of accounting changes                                -            -            -            -         (0.67)
                                                                 -----------  -----------  -----------  -----------   -----------
      Basic net income per share                                 $      2.21  $      2.67  $      2.68  $      2.47   $      0.70
                                                                 ===========  ===========  ===========  ===========   ===========

Diluted:
  Net income available to common stock:
    Income before cumulative effect of accounting changes      $       542  $       653  $       650  $       609   $       347
    Less: Net dividends on convertible preferred stock                  (6)           -            -            -             -
    Plus:  Net dividends on convertible preferred securities
     of subsidiary                                                      11           11            6            -             -
                                                               -----------  -----------  -----------  -----------   -----------
    Income before cumulative effect of accounting changes
      available to common stock                                        547          664          656          609           347
    Cumulative effect of accounting changes                              -            -            -            -          (169)
                                                               -----------  -----------  -----------  -----------   -----------
     Net income available to common stock                      $       547  $       664  $       656  $       609   $       178
                                                               ===========  ===========  ===========  ===========   ===========
  Average shares outstanding                                   242,068,777  242,853,420  242,797,805  247,023,309   253,612,007
  Dilutive securities
    Convertible preferred securities of subsidiary               6,144,016    6,144,016    3,602,245            -             -
    Convertible preferred stock                                          -    2,019,766       84,858       90,429       100,073
    Stock options                                                1,018,318      912,275      733,093      506,210       840,951
    Put contracts                                                        -            -            -        3,394             -
                                                               -----------  -----------  -----------  -----------   -----------
      Average shares outstanding assuming dilution             249,231,111  251,929,477  247,218,001  247,623,342   254,553,031
                                                               ===========  ===========  ===========  ===========   ===========
  Diluted net income per share:
    Income before cumulative effect of accounting changes      $      2.19  $      2.63  $      2.66  $      2.46   $      1.36
    Cumulative effect of accounting changes                              -            -            -            -         (0.66)
                                                               -----------  -----------  -----------  -----------   -----------
      Diluted net income per share                             $      2.19  $      2.63  $      2.66  $      2.46   $      0.70
                                                               ===========   ===========  ===========  ===========   ===========

                         American General Corporation
                       Calculation of Earnings Per Share
              Quarterly Data for the Year Ended December 31, 1997
                       (in millions, except share data)
                                  (Unaudited)



                                                                                              Quarters Ended
                                                                           --------------------------------------------------
                                                                           December 31, September 30,  June 30,    March 31,
                                                                               1997        1997          1997         1997
                                                                           ----------- ------------   ----------  -----------
Basic:
 Net income available to common stock:
  Income before cumulative effective of accounting changes                        $230         $226        ($124)        $210
  Less: net dividends on convertible preferred stock                                (1)          (1)          (1)          (1)
   Income before cumulative effect of accounting changes available to      ----------- ------------   ----------  -----------
    common stock                                                                   229          225         (125)         209
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                         $229         $225        ($125)        $209
                                                                           =========== ============  ===========  ===========

 Average shares outstanding                                                243,369,525  243,302,007  241,925,669  239,627,435
                                                                           =========== ============  ===========  ===========
 Basic net income per share:
  Income before cumulative effect of accounting changes                          $0.94        $0.92       ($0.52)       $0.87
  Cumulative effect of accounting changes                                            -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Basic net income per share                                                  $0.94        $0.92       ($0.52)       $0.87
                                                                           =========== ============  ===========  ===========
Diluted:
 Net income available to common stock:
  Income before cumulative effect of accounting changes                           $230         $226        ($124)        $210
  Less: net dividends on convertible preferred stock                                 -            -           (1)           -
  Plus: net dividends on convertible preferred securities
   of subsidiary                                                                     3            3            -            3
                                                                           ----------- ------------   ----------  -----------
   Income before cumulative effect of accounting changes available
    to common stock                                                                233          229         (125)         213
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                         $233         $229        ($125)        $213
                                                                           =========== ============  ===========  ===========

Average shares outstanding                                                 243,369,525  243,302,007  241,925,669  239,627,435
Dilutive securities
  Convertible preferred securities of subsidiary                             6,144,016    6,144,016            -    6,144,016
  Convertible preferred stock                                                2,317,701    2,317,701            -    2,396,023
  Stock options                                                              1,301,758    1,012,090            -    1,277,704
  Put contracts                                                                      -            -            -            -
                                                                           ----------- ------------  -----------  -----------
  Average shares outstanding assuming dilution                             253,133,000  252,775,814  241,925,669  249,445,178
                                                                           =========== ============  ===========  ===========
Diluted net income per share:
 Income before cumulative effect of accounting changes                           $0.92        $0.91       ($0.52)       $0.85
 Cumulative effect of accounting changes                                             -            -            -            -
                                                                           ----------- ------------  -----------  -----------
     Diluted net income per share                                                $0.92        $0.91       ($0.52)       $0.85
                                                                           =========== ============  ===========  ===========

                         American General Corporation
                       Calculation of Earnings Per Share
              Quarterly Data for the Year Ended December 31, 1996
                       (in millions, except share data)
                                  (Unaudited)



                                                                                              Quarters Ended
                                                                           --------------------------------------------------
                                                                           December 31, September 30,  June 30,    March 31,
                                                                               1996        1996          1996         1996
                                                                           ----------- ------------   ----------  -----------
Basic:
 Net income available to common stock:
  Income before cumulative effective of accounting changes                         $95         $199         $163         $196
  Less: net dividends on convertible preferred stock                                (1)          (1)          (2)           -
   Income before cumulative effect of accounting changes available to      ----------- ------------   ----------  -----------
    common stock                                                                    94          198          161          196
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                          $94         $198         $161         $196
                                                                           =========== ============  ===========  ===========

 Average shares outstanding                                                241,462,789  242,309,925  244,431,283  243,230,940
                                                                           =========== ============  ===========  ===========
 Basic net income per share:
  Income before cumulative effect of accounting changes                          $0.39        $0.81        $0.66        $0.80
  Cumulative effect of accounting changes                                            -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Basic net income per share                                                  $0.39        $0.81        $0.66        $0.80
                                                                           =========== ============  ===========  ===========
Diluted:
 Net income available to common stock:
  Income before cumulative effect of accounting changes                            $95         $199         $163         $196
  Less: net dividends on convertible preferred stock                                (1)           -            -            -
  Plus: net dividends on convertible preferred securities
   of subsidiary                                                                     -            3            3            3
                                                                           ----------- ------------   ----------  -----------
   Income before cumulative effect of accounting changes available
    to common stock                                                                 94          202          166          199
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                          $94         $202         $166         $199
                                                                           =========== ============  ===========  ===========

Average shares outstanding                                                 241,462,789  242,309,925  244,431,283  243,230,940
Dilutive securities
  Convertible preferred securities of subsidiary                                     -    6,144,016    6,144,016    6,144,016
  Convertible preferred stock                                                        -    2,399,518    2,400,119      872,712
  Stock options                                                              1,087,024    1,015,596      966,755    1,056,752
  Put contracts                                                                      -            -            -            -
                                                                           ----------- ------------  -----------  -----------
  Average shares outstanding assuming dilution                             242,549,813  251,869,053  253,942,173  251,304,420
                                                                           =========== ============  ===========  ===========
Diluted net income per share:
 Income before cumulative effect of accounting changes                           $0.39        $0.80        $0.65        $0.79
 Cumulative effect of accounting changes                                             -            -            -            -
                                                                           ----------- ------------  -----------  -----------
     Diluted net income per share                                                $0.39        $0.80        $0.65        $0.79
                                                                           =========== ============  ===========  ===========

                         American General Corporation
                       Calculation of Earnings Per Share
              Quarterly Data for the Year Ended December 31, 1995
                       (in millions, except share data)
                                  (Unaudited)



                                                                                              Quarters Ended
                                                                           --------------------------------------------------
                                                                           December 31, September 30,  June 30,    March 31,
                                                                               1995        1995          1995         1995
                                                                           ----------- ------------   ----------  -----------
Basic:
 Net income available to common stock:
  Income before cumulative effective of accounting changes                         $37         $207         $206         $200
  Less: net dividends on convertible preferred stock                                 -            -            -            -
   Income before cumulative effect of accounting changes available to      ----------- ------------   ----------  -----------
    common stock                                                                    37          207          206          200
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                          $37         $207         $206         $200
                                                                           =========== ============  ===========  ===========

 Average shares outstanding                                                242,691,352  242,958,501  242,840,801  242,698,883
                                                                           =========== ============  ===========  ===========
 Basic net income per share:
  Income before cumulative effect of accounting changes                          $0.15        $0.85        $0.85        $0.82
  Cumulative effect of accounting changes                                            -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Basic net income per share                                                  $0.15        $0.85        $0.85        $0.82
                                                                           =========== ============  ===========  ===========
Diluted:
 Net income available to common stock:
  Income before cumulative effect of accounting changes                            $37         $207         $206         $200
  Less: net dividends on convertible preferred stock                                 -            -            -            -
  Plus: net dividends on convertible preferred securities
   of subsidiary                                                                     -            3            1            -
                                                                           ----------- ------------   ----------  -----------
   Income before cumulative effect of accounting changes available
    to common stock                                                                 37          210          207          200
   Cumulative effect of accounting changes                                           -            -            -            -
                                                                           ----------- ------------   ----------  -----------
     Net income available to common stock                                          $37         $210         $207         $200
                                                                           =========== ============  ===========  ===========

Average shares outstanding                                                 242,691,352  242,958,501  242,840,801  242,698,883
Dilutive securities
  Convertible preferred securities of subsidiary                                     -    6,144,016    2,025,500            -
  Convertible preferred stock                                                   84,101       84,154       84,367       86,852
  Stock options                                                                991,108    1,043,337      766,853      639,755
  Put contracts                                                                      -            -            -            -
                                                                           ----------- ------------  -----------  -----------
     Average shares outstanding assuming dilution                          243,766,561  250,230,008  245,717,521  243,425,490
                                                                           =========== ============  ===========  ===========
Diluted net income per share:
 Income before cumulative effect of accounting changes                           $0.15        $0.84        $0.84        $0.82
 Cumulative effect of accounting changes                                             -            -            -            -
                                                                           ----------- ------------  -----------  -----------
     Diluted net income per share                                                $0.15        $0.84        $0.84        $0.82
                                                                           =========== ============  ===========  ===========

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN GENERAL CORPORATION


Dated:  February 25, 1998               By:  /s/  PAMELA J. PENNY
                                          -------------------------------
                                          Pamela J. Penny
                                          Vice President and Controller